                                                                    EXHIBIT 23.4

                   [LETTERHEAD OF SYMONDS EVANS & CO., P.C.]


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Umpqua Holdings Corporation's Amendment No. 1 to Form S-4 of our report dated January 18, 2002 with respect to the consolidated financial statements of Centennial Bancorp and subsidiary (Centennial) included in Centennial's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ Symonds, Evans & Co., P.C.

Portland, Oregon
September 26, 2002